SSgA FUNDS

SUPPLEMENT DATED JUNE 29, 2012

TO

PROSPECTUS DATED DECEMBER 14, 2011

(AS SUPPLEMENTED FEBRUARY 3, 2012)

AND

STATEMENTS OF ADDITIONAL INFORMATION

DATED DECEMBER 14, 2011

(AS SUPPLEMENTED FEBRUARY 3, 2012)

CLASS R SHARES

SSgA BOND MARKET FUND (TICKER SYMBOL: SBMRX)	SSgA DYNAMIC SMALL CAP FUND	SSgA INTERNATIONAL STOCK SELECTION FUND
	(TICKER SYMBOL: SSCRX)	(TICKER SYMBOL: SSARX)

The Prospectus and Statements of Additional Information for Class R Shares of the SSgA Bond Market Fund, SSgA Dynamic Small Cap Fund, and SSgA International Stock Selection Fund (each, a “Fund” or collectively, the “Funds”) are hereby supplemented. The following information supersedes any information to the contrary contained in the Funds’ Prospectus and Statements of Additional Information for Class R Shares:

On or about July 31, 2012 (the “Effective Date”), the Funds will cease offering Class R Shares and the outstanding Class R Shares of each Fund on the Effective Date will automatically convert into Institutional Class Shares of the same Fund having the same aggregate value as such Class R Shares. You may obtain a copy of the prospectus for the Institutional Class Shares of a Fund via the internet at www.ssgafunds.com or by contacting your financial intermediary directly.

The remainder of the Prospectus and Statement of Additional Information remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

STATPRORSUP1